UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 1, 2010

Good Times Restaurants Inc.

(Exact name of registrant as specified in its charter)

               Nevada                                           000-18590                                          84-1133368

(State or other jurisdiction                           (Commission                                      (IRS Employer

        of incorporation)                                 File Number)                                   Identification No.)

601 Corporate Circle, Golden, Colorado 80401

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (303) 384-1400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01        Entry into a Material Definitive Agreement.

On April 1, 2010 (the "Effective Date"), Good Times Restaurants Inc. (the "Company") entered into a First Amendment to Loan Agreement (the "First Amendment") which amends that certain Loan Agreement, dated February 1, 2010 (the "Loan Agreement"), among the Company, Good Times Drive Thru Inc., a wholly owned subsidiary of the Company ("GTDT"),Golden Bridge LLC ("Golden Bridge"), W Capital, Inc. ("W Capital"), and John T. McDonald ("McDonald") (Golden Bridge, W Capital and McDonald are each a "Lender Party" and collectively  "the Lender" under the Loan Agreement).  The Loan Agreement is described on the Form 8-K filed by the Company on February 3, 2010.  As a result of regulatory concerns, the effect of the First Amendment is to replace Golden Bridge as a Lender Party under the Loan Agreement with W Capital and McDonald on the same terms and conditions that applied to Golden Bridge.

The First Amendment provides for the repayment of the entire principal amount of $150,000 owed to Golden Bridge upon the Effective Date, whereby Golden Bridge will thereafter cease to be a Lender Party under the Loan Agreement and to have any rights and obligations thereunder, except that the Company shall remain liable for accrued interest to Golden Bridge through the Effective Date, payable on August 1, 2010.  The First Amendment further provides for additional loans to the Company by W Capital, in the additional principal amount of $100,000, and McDonald, in the additional principal amount of $50,000, on the Effective Date.

Pursuant to the First Amendment, the Secured Convertible Promissory Note, dated February 1, 2010, issued by the Company and GTDT to Golden Bridge, W Capital and McDonald, was cancelled in its entirety.  The Company and GTDT issued a new Secured Convertible Promissory Note (the "New Note") to W Capital and McDonald dated April 1, 2010.  In addition, the Warrant, dated February 1, 2010, issued by the Company to Golden Bridge, was cancelled in its entirety.  The Company issued new warrants (the "New Warrants") to W Capital, with respect to 12,500 shares of the Company's Common Stock, and McDonald, with respect to 6,250 shares of the Company's Common Stock.

Finally, the First Amendment amends Schedule I to the Loan Agreement to reflect that the number of "Additional Warrant Shares" issuable to each Lender Party pursuant to Section 1(c) of the Loan Agreement will be as follows:

Lender Party                            Additional Warrant Shares

W Capital                                 37,500

                                    McDonald                                12,500

The Registration Statement on Form S-3 filed by the Company on March 4, 2010 in connection with the Loan Agreement will be amended to reflect the terms of the First Amendment, the New Note and the New Warrants.

The First Amendment, the New Note, and the New Warrants (collectively, the "Amended Loan Documents") are filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The foregoing summary of the Amended Loan Documents is qualified in its entirety by reference to the full text of the Amended Loan Documents filed as exhibits hereto.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amended Loan Documents contained in Item 1.01 above is incorporated herein by reference.

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Item 9.01        Financial Statements and Exhibits.

(d)        Exhibits.  The following exhibits are filed as part of this report:

Exhibit Number	Description
4.1	Warrants to Purchase Shares of Common Stock, Par Value $0.01 Per Share dated April1, 2010 by Good Times Restaurants Inc.
10.1	First Amendment to Loan Agreement dated April 1, 2010 among W Capital, John T. McDonald, Golden Bridge, LLC, and Good Times Restaurants Inc.
10.2	Promissory Note dated April 1, 2010 by Good Times Drive Thru Inc. and Good Times Restaurants Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        GOOD TIMES RESTAURANTS INC.

Date:  April 6, 2010                                         By:  /s/ Boyd E. Hoback

                                                                                 Boyd E. Hoback

                                     President and Chief Executive Officer11149096

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